EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 S.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Annual Report of Palm Harbor Homes, Inc. (“the Company”) on Form 10-K for the year ended March 25, 2005, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), I, Larry H. Keener, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Larry H. Keener

Larry H. Keener
Chief Executive Officer
June 6, 2005